Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Delaware Emerging Markets Fund

Delaware International Value Equity Fund
(formerly Delaware International Equity Fund)

International Diversification


[PICTURE OF INTERNATIONAL DIVERSIFICATION OMITTED]


2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------



TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             7

Financial Statements

  Statements of Net Assets                                      9

  Statement of Assets and Liabilities                          14

  Statements of Operations                                     15

  Statements of Changes in Net Assets                          16

  Financial Highlights                                         17

  Notes to Financial
  Statements                                                   25


A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"WE THINK INVESTORS
HAVE PLENTY OF REASONS
TO BE OPTIMISTIC."


June 1, 2001

Recap of Events -- Many of the world's stock markets finished in negative territory for the six-month period ended May 31, 2001, leaving international investors susceptible to price declines. Strong performance late in the fiscal period, however, helped many stock indexes recover losses, and various international markets turned in net positive performance for the fiscal period.

Many of Europe's biggest economies began experiencing an economic slowdown similar to that seen in the U.S. during the period. Investors waited for the European Central Bank to enact an interest rate cut that would mirror those made by the U.S. Federal Reserve. However, with consumer prices in the 12-nation euro zone rising by 2.6% during March 2001 (Source: Bloomberg), the ECB repeatedly expressed a reluctance to cut rates. In early May 2001, the ECB reversed course and did announce a surprise rate cut of its own in an effort to stimulate growth in the euro zone. In Asia, various markets displayed strength near the close of the period but still posted negative six-month returns in the face of an uncertain global economic outlook.

Especially among emerging markets, the six-month period also had its share of political upheaval and change. Mexico swore in a U.S.-educated and pro-business President, Vincente Fox, while Argentina returned a familiar face to the role of Economic Minister. In Southeast Asian markets, Indonesia's President Wahid came under severe political pressure, while Singapore continued to battle Malaysia for foreign investment in those countries' growing technology sectors.

Delaware Emerging Markets Fund, which invests internationally in emerging markets, returned +15.87% (Class A shares at net asset value with distributions reinvested) for the six months ended May 31, 2001. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index -- the Fund's benchmark -- rose 2.70%. The Fund's peer group, the Lipper Emerging Markets Funds Average, gained 5.15%.

Total Return

For the period ended May 31, 2001                                     Six Months
--------------------------------------------------------------------------------
Delaware Emerging Markets Fund -- Class A Shares                         +15.87%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index   +2.70%
Lipper Emerging Markets Funds Average (202 funds)                         +5.15%
--------------------------------------------------------------------------------
Delaware International Value Equity Fund -- Class A Shares                -0.54%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe,
  Australasia, Far East (EAFE) Index                                      -7.93%
Lipper International Equity Funds Average (790 funds)                     -7.96%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 and 8. The MSCI Emerging Markets Free Index is an unmanaged composite of international stocks in emerging market countries. The MSCI EAFE Index is an unmanaged composite of international stocks in established markets. The Lipper categories represent the average returns of peer groups of global and international mutual funds tracked by Lipper (Source:
Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic and political risks).

Delaware International Value Equity Fund, which may invest internationally in both developed and emerging markets, outperformed its benchmark by returning -0.54% (Class A shares at net asset value with distributions reinvested) for the six months ended May 31, 2001. During the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index -- a broad stock index that is your Fund's benchmark, and which generally tracks global markets -- fell by 7.93%.

Recently, the Fund's Board of Trustees unanimously voted to change the name of Delaware International Equity Fund to Delaware International Value Equity Fund. The change in name, which is effective as of June 28, 2001, is designed to more precisely convey the strategy of the Fund's portfolio managers. For details about management's strategies, please consult your financial advisor and/or the Fund's prospectus.

As the portfolio managers will explain on the pages that follow, the Fund's outperformance of the index and its peer group during the period is partially attributable to our value style, which was favored during the period, as well as to the Fund's larger investments, relative to the benchmark, in several countries where stock returns were strong. For instance, the Fund's heavy weighting relative to the EAFE Index in strong-performing markets such as Australia, and its lesser weighting in Japan, aided performance during the period.

Market Outlook -- In our opinion, stock market volatility is likely to remain over the next few months, but the long-term environment for international investing remains attractive. We expect to see the U.S. economy return to strength later in the year, and we believe this could be a starting point for stronger global market performance.

Despite disappointing performance in the EAFE markets during the recent fiscal period, we believe that international funds will continue to play an important role in investors' portfolios, offering important diversification when held among a portfolio of U.S. stocks and bonds.

Investors have endured very challenging markets in recent times. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations. Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              -------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Clive A. Gillmore
Senior Portfolio Manager
and Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

June 1, 2001


Delaware Emerging Markets Fund
The Fund's Results
Volatility is usually a major factor in our corner of the international market, and the six months ended May 31, 2001 proved to be no exception. During the period, many global markets continued to adjust to economic slowing and central bank policies, while paring back the unrealistic valuations priced into many stocks and industries. A number of emerging markets posted double-digit negative returns for our six-month fiscal period, while others posted double-digit positive numbers. Delaware Emerging Markets Fund's benchmark, the MSCI Emerging Markets Free Index, generally trended downward through the end of March, but reversed direction late in the period to finish with a 2.70% gain for the six months ended May 31, 2001.

Your Fund, which had a lighter weighting than the Emerging Markets Free Index in some of the weakest performing markets, managed a more healthy +15.87% return during the same period (Class A shares at net asset value with distributions reinvested). This return also outpaced the 5.15% gain for the Lipper Emerging Markets Funds Average, which tracked 202 of our peers. Our outperformance during the period can be partially attributed to our value style, which led us to avoid technology, media, and telecommunications stocks -- the so-called TMT sectors. TMT stocks were among the worst performers during the period in practically all world markets.


Portfolio Highlights
Emerging market countries are often more susceptible than others to crisis, and a number of mini-crises threatened market performance during the period. The market in Brazil, for example, declined rather sharply during the first quarter of 2001 as interest rates in the country were increased. Brazil was your Fund's largest country weighting as we began the new fiscal year. However, we were able to anticipate the interest-rate increases during the period, and had begun decreasing our Brazilian exposure when market volatility set in. Late in the period, the Brazilian market recovered somewhat, and it posted a slightly positive overall return during our six-month fiscal period. As of May 31, 2001, our Brazilian allocation made up 11.8% of net assets in the Fund.

There were also worries during the period that some of Brazil's troubles would spill over to South America's second-largest country, Argentina. However, Argentine markets posted double-digit positive performance during the fiscal period. Domingo Cavallo, who was credited with Argentina's positive economic reforms of the early 1990s, was re-appointed Economic Minister in March as the government in Argentina attempted to jump-start growth.

Turkey encountered crisis when the value of its currency, the lira, plummeted in February. The lira was eventually pegged to the U.S. dollar as a result. We had no exposure to markets in Turkey during the period. This likely helped us beat our benchmark since the Turkish market, feeling the effects of the lira devaluation, posted a greater than 20% loss for the fiscal period.

Generally speaking, we observed in most markets the continuing shift from TMT stocks to more traditional, old economy stocks throughout the first quarter of 2001. Many investors sought safe havens as a defense against what they perceived to be a continued poor economic outlook for the U.S. and Japan.

The Fund's positive performance during the fiscal period often came from stocks in South Africa, where we hold an array of non-TMT holdings. These included the energy company Sasol, mining and steel corporation Iscor, and the bank holding company ABSA Group. During the fiscal period, the South African component of the Emerging Markets Free Index rose more than 20% (Source: MSCI), and our allocation to the country generally benefited the Fund's performance. As of May 31, 2001, South Africa was your Fund's largest country allocation at 15.3% of net assets.

Performance in Asian markets was strong relative to performance in other parts of the developing world. Taiwan bounced back somewhat from heavy losses last fall and Korea, in particular, posted strong gains. The stock of South Korea's Pohang Iron and Steel remains among the Fund's top holdings, and its overall performance during the fiscal period was positive despite some volatility.

Outlook
We continue to believe that the U.S. dollar must fall against other world currencies, and will continue to look for opportunities created by fluctuating currencies. We feel that a number of the world's emerging markets are currently quite attractive, and believe we have the Fund well positioned to capitalize on these undervalued markets.

While we wait for the global economic picture to improve, we will continue to invest using a value style, attempting to provide competitive returns versus our benchmark.

Top Country Allocations
As of May 31, 2001

Country                                              Percentage of Net Assets
--------------------------------------------------------------------------------
South Africa                                                   15.3%
--------------------------------------------------------------------------------
China                                                          11.8%
--------------------------------------------------------------------------------
Brazil                                                         11.8%
--------------------------------------------------------------------------------
India                                                           9.0%
--------------------------------------------------------------------------------
Taiwan                                                          5.3%
--------------------------------------------------------------------------------
Mexico                                                          5.2%
--------------------------------------------------------------------------------
South Korea                                                     4.3%
--------------------------------------------------------------------------------
Chile                                                           3.4%
--------------------------------------------------------------------------------
Thailand                                                        3.3%
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Clive A. Gillmore
Senior Portfolio Manager
and Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager
and Director
Delaware International Advisers Ltd.

June 1, 2001


Delaware International Value Equity Fund
The Fund's Results
The MSCI EAFE Index, your Fund's benchmark, fell by 7.93% during the period, as stocks in many regions of the world were influenced by economic slowdown. Strong market performance during the final months of the fiscal period, especially in April, could not make up for poor performance during the first quarter of 2001. Generally, the environment favored our value style of investing. Delaware International Value Equity Fund struggled to keep pace with the technology-led gains of the EAFE Index during the month of April, but for the six months ended May 31, 2001, your Fund finished with an overall return of -0.54% (Class A shares at net asset value with distributions reinvested), which beat the benchmark and the Fund's peer group by greater than seven percentage points.

In managing the Fund, we attempt to manage the risks involved with international investing by comparing the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

Portfolio Highlights
Our strategy during the period generally remained unchanged from the end of last fiscal year. We remained focused on countries with sound economies and undervalued markets and/or currencies, including both the U.K. and Australia. Australia was one the few EAFE countries to register positive market performance during the period, and our heavy weighting versus the benchmark contributed to the Fund's strong relative performance. The Fund's Australian holdings included the Foster's Brewing Group, National Australia Bank, and paper and packaging manufacturer Amcor. All three stocks were positive performers during the six months ended May 31, 2001.

We remain of the opinion that Australia generally offers attractive valuations. While the economy there is showing signs of slowing along with the U.S. economy, we believe that the weakness of the local currency versus the U.S. dollar helps strengthen the Australian market's overall profile.

The U.S. dollar maintained its strength versus many other world currencies during the period, creating more challenges for international investors whose returns in local currency terms are diminished after the exchange to U.S. dollars. In the final days of May, the U.S. dollar was reaching a high against the euro for 2001.

In Europe, markets were generally mixed during the six months, and the countries which fared poorest were often those whose market indexes had the greatest exposure to technology, media, and telecommunications -- the so-called TMT sectors. For example, the stock market in Finland, heavily influenced by the stock of cell phone manufacturer Nokia, dropped more than 25% during the six months. Fortunately, your Fund's exposure to Finland during the period was low, and our exposure to the TMT sector there was zero. Our sole Finnish holding is a paper manufacturer, UPM-Kymmene.

While we continue to monitor TMT stocks closely for opportunities, the portfolio generally benefited versus the benchmark during the fiscal period from relatively low exposure to these sectors. As of May 31, 2001 the only technology-related stock among the Fund's top 10 holdings was Canon.

During the period, we kept our exposure to Japan low relative to the benchmark because we believe the country still faces many challenges along its road to financial recovery. In our opinion, the Japanese public is eager for change, and although Prime Minister Koizumi is believed to support economic reforms, it remains unclear what his policies will be and whether he will be successful in implementing them. The government's proposed "economic emergency" package includes a pledge to fight both deflation and rising public debt. Despite these measures, we remain cautious at best on Japan.

As was the case at fiscal year end, we hold a higher percentage of U.K. stocks than our benchmark. We continue to find valuations attractive in the U.K. One reason for our bullishness is that the country's position outside the euro zone currently seems beneficial for U.K. business. Much tension and uncertainty surrounded the European Central Bank's monetary policy-making this spring, and given that tension, we think the U.K.'s current stance outside the fray could be a positive.

Outlook
We think the Fund is well positioned to take advantage of the increased number of value investment opportunities that have become available through market turmoil.

We believe that the U.S. dollar will have to decline against other currencies, and that when this does happen, the decline could be rapid. Until then, we will continue looking for good buying opportunities in the markets that we think represent the best values.

Top 10 Holdings
As of May 31, 2001

                                        Percentage of
Company                                 Portfolio           Industry                                Country
------------------------------------------------------------------------------------------------------------------
Great Universal Stores                  3.6%                Retail                                  United Kingdom
------------------------------------------------------------------------------------------------------------------
Canon                                   3.5%                Electronics & Electrical                Japan
------------------------------------------------------------------------------------------------------------------
Total Fina                              3.3%                Energy                                  France
------------------------------------------------------------------------------------------------------------------
National Australia Bank                 3.2%                Banking & Finance                       Australia
------------------------------------------------------------------------------------------------------------------
Halifax Group                           3.1%                Banking & Finance                       United Kingdom
------------------------------------------------------------------------------------------------------------------
Bass                                    3.0%                Leisure, Lodging & Entertainment        United Kingdom
------------------------------------------------------------------------------------------------------------------
Societe Generale                        2.9%                Banking & Finance                       France
------------------------------------------------------------------------------------------------------------------
Boots                                   2.8%                Retail                                  United Kingdom
------------------------------------------------------------------------------------------------------------------
Bayerische Hypo-und Vereinsbank         2.7%                Banking & Finance                       Germany
------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum                   2.7%                Energy                                  Netherlands
------------------------------------------------------------------------------------------------------------------

FUND BASICS
-----------
As of May 31, 2001

Fund Objective
The Fund seeks long-term
capital appreciation.

Total Fund Net Assets
$14.55 million

Number of Holdings
67

Fund Start Date
June 10, 1996

Your Fund Managers
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 30 years of investment experience.

Nasdaq Symbols
Class A  DEMAX
Class B  DEMBX
Class C  DEMCX


DELAWARE EMERGING MARKETS
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through May 31, 2001                Lifetime       Three Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
   Excluding Sales Charge            -3.31%           -3.90%         -3.90%
   Including Sales Charge            -4.46%           -5.78%         -9.47%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge            -3.99%           -4.61%         -4.68%
   Including Sales Charge            -4.35%           -5.57%         -9.45%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge            -4.02%           -4.66%         -4.69%
   Including Sales Charge            -4.02%           -4.66%         -5.64%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime, three-year, and one-year periods ended May 31, 2001 for Delaware Emerging Markets Fund's Institutional Class shares were -3.02%, -3.65%, and -3.84%, respectively. The Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DEMIX

FUND BASICS
-----------
As of May 31, 2001

Fund Objective
The Fund seeks long-term growth
without undue risk to principal.

Total Fund Net Assets
$201.80 million

Number of Holdings
54

Fund Start Date
October 31, 1991

Your Fund Managers
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Nigel G. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel investment Management Group for five years.

Nasdaq Symbols
Class A  DEGIX
Class B  DEIEX
Class C  DEGCX


DELAWARE INTERNATIONAL VALUE EQUITY
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through May 31, 2001               Lifetime       Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
   Excluding Sales Charge           +7.97%          +5.90%         -1.11%
   Including Sales Charge           +7.31%          +4.65%         -6.78%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge           +5.45%          +5.18%         -1.75%
   Including Sales Charge           +5.45%          +4.85%         -6.00%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge           +6.71%          +5.20%         -1.74%
   Including Sales Charge           +6.71%          +5.20%         -2.59%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended May 31, 2001 for Delaware International Value Equity Fund's Institutional Class were +8.26%, +6.21%, and -0.82%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware International Value Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class:  DEQIX

Statements of Net Assets

DELAWARE EMERGING MARKETS FUND
------------------------------

                                                        Number of  Market
May 31, 2001 (Unaudited)                                Shares     Value (US$)
--------------------------------------------------------------------------------
  Common Stock - 91.22%
  Argentina - 1.49%
 *Central Puerto Class B ............................      80,000  $   97,609
  Transportadora de Gas del Sur, Class B ............      83,600     118,723
                                                                   ----------
                                                                      216,332
                                                                   ----------
  Brazil - 11.79%
  Aracruz Celulose ADR ..............................      20,250     350,528
  Brasil Telecom ....................................  29,747,280     160,309
  Cemig ADR .........................................       9,239      90,059
  Companhia Energetica
    de Minas Gerais .................................   3,300,000      32,195
  Companhia Paranaense
    de Energia-Copel ADR ............................      39,190     268,452
  Gerdau Metalurgica ................................  18,220,000     196,994
  Petroleo Brasileiro-Petrobras .....................       9,579     242,080
  Renner Participacoes ..............................   4,100,000       8,866
  Rossi Residential GDR .............................      24,800      31,518
  Telecomunicacoes de Minas Gerais ..................   3,500,000     142,463
  Uniao de Bancos Brasileiros .......................   8,799,000     191,388
                                                                   ----------
                                                                    1,714,852
                                                                   ----------
  Chile - 3.41%
  Administradora de Fondos
    de Pensiones Provida ADR ........................      16,300     383,050
  Empresa Nacional de Electricidad ADR ..............       9,343     113,424
                                                                   ----------
                                                                      496,474
                                                                   ----------
  China - 11.81%
  Beijing Capital International Airport .............   1,424,000     383,394
  Guangshen Railway .................................   2,162,000     363,114
  Shenzhen Expressway ...............................   1,341,400     343,958
  Yanzhou Coal Mining ...............................     480,000     203,082
  Zhejiang Expressway ...............................   1,780,000     424,472
                                                                   ----------
                                                                    1,718,020
                                                                   ----------
  Croatia - 1.92%
  Zagrebacka Banka 144A GDR .........................      13,740     278,922
                                                                   ----------
                                                                      278,922
                                                                   ----------
  Egypt - 1.73%
 *Mobile-Egyptian Mobile Services ...................       9,748     169,082
  Paints & Chemical Industries 144A GDR .............      62,000      82,150
                                                                   ----------
                                                                      251,232
                                                                   ----------
  Estonia - 1.24%
  Eesti Telekom 144A GDR ...........................        8,329     111,192
  Hansabank ........................................        7,903      68,672
                                                                   ----------
                                                                      179,864
                                                                   ----------
  Greece - 1.57%
  Hellenic Telecommunications
    Organization 144A ADR ..........................       33,498     228,456
                                                                   ----------
                                                                      228,456
                                                                   ----------

                                                        Number of  Market
                                                        Shares     Value (US$)
--------------------------------------------------------------------------------
   Common Stock (continued)
   Hong Kong - 1.32%
  *China Mobile .....................................      31,000  $  150,235
   Hengan International Group .......................     192,000      41,847
                                                                   ----------
                                                                      192,082
                                                                   ----------
   Hungary - 1.92%
   Gedeon Richter 144A GDR ..........................       5,100     278,970
                                                                   ----------
                                                                      278,970
                                                                   ----------
   India - 9.04%
   Gas Authority of India 144A GDR ..................      35,566     291,641
   ICICI ADR ........................................      23,783     279,450
   Larsen & Toubro GDR ..............................       8,800     102,300
   Mahanagar Telephone Nigam 144A GDR ...............      43,220     263,642
   Videsh Sanchar Nigam ADR .........................      25,588     378,190
                                                                   ----------
                                                                    1,315,223
                                                                   ----------
   Israel - 2.22%
   Bank Hapoalim ....................................     110,500     268,639
  *ECI Telecom Limited ..............................       8,972      54,281
                                                                   ----------
                                                                      322,920
                                                                   ----------
   Malaysia - 2.39%
  *Leader Universal Holdings ........................     486,000      58,192
   Petronas Dagangan ................................     231,000     201,821
   Sime Darby .......................................      87,000      88,374
                                                                   ----------
                                                                      348,387
                                                                   ----------
   Mexico - 5.23%
   Alfa Class A .....................................     187,015     303,014
   Cemex de C.V. ....................................      79,849     421,259
  *Grupo Minsa ADR ..................................      13,000      16,900
  *Grupo Minsa Class C ..............................     117,000      19,225
                                                                   ----------
                                                                      760,398
                                                                   ----------
   Peru - 1.00%
   Banco de Credito del Peru Class C ................     140,130      50,295
   Creditcorp ADR ...................................      11,825      95,783
                                                                   ----------
                                                                      146,078
                                                                   ----------
   Russia - 2.92%
   Gazprom ADR ......................................       4,200      39,270
   Gazprom 144A ADR .................................       5,000      46,750
   Lukoil Holding ADR ...............................       6,500     339,300
                                                                   ----------
                                                                      425,320
                                                                   ----------
   South Africa - 15.30%
   ABSA Group .......................................      85,138     371,782
  *African Bank Investments .........................     120,977     126,033
   Impala Platinum Holdings .........................       3,000     177,043
  *Iscor ............................................     153,309     514,537
   Network Healthcare Holdings ......................   1,343,418     269,857
  *Profurn ..........................................     695,776      59,030

                                                        Number of  Market
Delaware Emerging Markets Fund                          Shares     Value (US$)
--------------------------------------------------------------------------------
  Common Stock (continued)
  South Africa (continued)
 *Sanlam .............................................    220,400  $  271,135
  Sappi ..............................................     21,800     214,600
  Sasol ..............................................     22,600     222,757
                                                                   ----------
                                                                    2,226,774
                                                                   ----------
  South Korea - 4.33%
  Pohang Iron & Steel ................................      4,788     390,590
  Samsung Electronics ................................      1,450     239,969
                                                                   ----------
                                                                      630,559
                                                                   ----------
  Taiwan - 5.32%
  China Steel ADR ....................................        122       1,310
  China Steel GDR ....................................     23,471     250,673
 *United Microelectronics ADR ........................     14,658     148,925
 *Yageo 144A GDR .....................................     28,750     161,719
 *Yageo GDR ..........................................     37,529     211,101
                                                                   ----------
                                                                      773,728
                                                                   ----------
  Thailand - 3.30%
  Electricity Generating Public ......................    395,300     333,118
  Hana Microelectronics ..............................     97,200     146,689
                                                                   ----------
                                                                      479,807
                                                                   ----------
  United States - 1.97%
 *India Fund .........................................     26,560     286,848
                                                                   ----------
                                                                      286,848
                                                                   ----------
  Total Common Stock (cost $16,000,094) ..............             13,271,246
                                                                   ----------

                                                        Principal
                                                        Amount
                                                        (US$)
                                                        ---------

  Repurchase Agreements - 5.97%
  With BNP Paribas 4.03% 6/1/01
    (dated 5/31/01, collateralized
    by $168,000 U.S.Treasury Bills
    due 8/23/01, market value $166,362
    and $120,000 U.S. Treasury Notes
    6.25% due 8/31/02,
    market value $125,336) ...........................   $285,000     285,000
  With Chase Manhattan 4.00% 6/1/01
    (dated 5/31/01, collateralized
    by $293,000 U.S. Treasury Notes
    6.125% due 8/31/02,
    market value $305,348) ...........................    298,000     298,000

                                                        Principal
                                                        Amount     Market
Delaware Emerging Markets Fund                          (US$)      Value (US$)
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
With UBS Warburg 4.03% 6/1/01
  (dated 5/31/01, collateralized by $5,000
  U.S. Treasury Notes 14.25%
  due 2/15/02, market value $5,505
  and $168,000 U.S. Treasury Notes
  6.25% due 6/30/02,
  market value $176,232 and $84,000
  U.S. Treasury Notes 13.75%
  due 8/15/04, market value $109,430) ................   $285,000 $   285,000
                                                                  -----------
Total Repurchase Agreements
  (cost $868,000) ....................................                868,000
                                                                  -----------
Total Market Value of Securities - 97.19%
  (cost $16,868,094) .................................             14,139,246
Receivables and Other Assets
  Net of Liabilities - 2.81% .........................                409,376
                                                                  -----------
Net Assets Applicable to 1,914,922
  Shares Outstanding - 100.00% .......................            $14,548,622
                                                                  ===========

Net Asset Value - Delaware Emerging
  Markets Fund Class A
  ($7,203,296 / 944,626 Shares) ......................                 $ 7.63
                                                                       ------
Net Asset Value - Delaware Emerging
  Markets Fund Class B
  ($3,122,527 / 414,730 Shares) ......................                 $ 7.53
                                                                       ------
Net Asset Value - Delaware Emerging
  Markets Fund Class C
  ($1,399,921 / 186,162 Shares) ......................                 $ 7.52
                                                                       ------
Net Asset Value - Delaware Emerging
  Markets Fund Institutional Class
  ($2,822,878 / 369,404 Shares) ......................                 $ 7.64
                                                                       ------

Delaware Emerging Markets Fund
--------------------------------------------------------------------------------
Components of Net Assets at May 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par) ...............  $21,346,216
Undistributed net investment income** ..............       60,804
Accumulated net realized loss
  on investments ...................................   (4,120,556)
Net unrealized depreciation of investments
  and foreign currencies ...........................   (2,737,842)
                                                      -----------
Total net assets ...................................  $14,548,622
                                                      ===========
----------------
 *Non-income producing security for the period ended May 31, 2001.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  ADR - American Depositary Receipts
  GDR - Global Depositary Receipts

Net Asset Value and Offering Price Per
  Share - Delaware Emerging Markets Fund
Net asset value Class A (A) ................................   $7.63
Sales charge (5.75% of offering price,
  or 6.16% of the amount invested
  per share) (B) ...........................................    0.47
                                                               -----
Offering price .............................................   $8.10
                                                               =====
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE INTERNATIONAL VALUE EQUITY FUND
----------------------------------------
                                                        Number of  Market
May 31, 2001 (Unaudited)                                Shares     Value (US$)
--------------------------------------------------------------------------------
   Common Stock - 98.76%
   Australia - 11.16%
   Amcor ............................................   1,104,700 $ 3,724,184
  +CSR ..............................................   1,615,174   5,076,637
  *Foster's Brewing Group ...........................   1,904,669   5,175,466
   National Australia Bank ..........................     388,318   6,388,035
  +Orica ............................................     604,620   1,376,239
   Paperlinx ........................................     368,228     785,895
                                                                   ----------
                                                                   22,526,456
                                                                   ----------
   Belgium - 1.42%
   Electrabel .......................................      14,809   2,871,173
                                                                   ----------
                                                                    2,871,173
                                                                   ----------
   Finland - 0.96%
  *UPM-Kymmene ......................................      60,883   1,928,710
                                                                   ----------
                                                                    1,928,710
                                                                   ----------
   France - 9.84%
  *Alcatel ..........................................     112,955   2,861,682
   Compagnie de Saint Gobain ........................      30,175   4,489,853
  *Societe Generale .................................      99,216   5,895,859
   Total Fina .......................................      45,501   6,616,310
                                                                   ----------
                                                                   19,863,704
                                                                   ----------
   Germany - 9.54%
   Bayer ............................................     132,285   5,242,510
   Bayerische Hypo-und Vereinsbank ..................     112,750   5,436,388
   Continental ......................................      95,900   1,334,454
 *+Rheinisch Westfaelisches Elek ....................      96,100   3,593,062
   Siemens ..........................................      50,550   3,638,897
                                                                   ----------
                                                                   19,245,311
                                                                   ----------
   Hong Kong - 4.18%
   Hong Kong Electric ...............................     930,500   3,232,974
   Jardine Matheson Holdings ........................     347,887   2,035,139
   Wharf Holdings ...................................   1,407,514   3,176,011
                                                                   ----------
                                                                    8,444,124
                                                                   ----------
   Japan - 13.53%
   Canon ............................................     180,000   7,132,160
   Eisai ............................................     127,000   3,141,078
   Hitachi ..........................................     496,000   5,107,293
   Kinki Coca-Cola Bottling .........................     134,000   1,249,028
   Matsushita Electric ..............................     243,000   4,456,464
  +Murata Manufacturing .............................      26,400   2,100,984
  +Nichido Fire & Marine ............................       6,000      40,784
   West Japan Railway ...............................         804   4,064,977
                                                                   ----------
                                                                   27,292,768
                                                                   ----------
   Malaysia - 0.49%
   Sime Darby .......................................     966,000     981,253
                                                                   ----------
                                                                      981,253
                                                                    ---------
   Netherlands - 8.01%
   Elsevier .........................................     319,000   3,915,409
  *ING Groep ........................................      81,309   5,296,005

                                                        Number of  Market
                                                        Shares     Value (US$)
--------------------------------------------------------------------------------
  Common Stock (continued)
  Netherlands (continued)
  Koninklijke Vopak .................................        70,468 $  1,594,538
  Royal Dutch Petroleum .............................        88,480    5,364,158
                                                                    ------------
                                                                      16,170,110
                                                                    ------------
  New Zealand - 2.13%
  Carter Holt Harvey ................................       893,000      634,580
  Telecom Corporation of New Zealand ................     1,651,520    3,669,175
                                                                    ------------
                                                                       4,303,755
                                                                    ------------
  Singapore - 0.92%
  Overseas Chinese Banking ..........................       309,000    1,861,497
                                                                    ------------
                                                                       1,861,497
                                                                    ------------
  Spain - 6.14%
  Banco Santander Central
    Hispanoamericano ................................       363,632    3,460,458
  Iberdrola .........................................       316,700    4,098,817
  Telefonica ........................................       328,717    4,829,932
                                                                    ------------
                                                                      12,389,207
                                                                    ------------
  United Kingdom - 30.44%
  Bass ..............................................       542,457    5,991,465
  BG Group ..........................................     1,070,540    4,151,361
  Blue Circle Industries ............................       711,602    4,941,311
 +Boots .............................................       667,200    5,647,557
  British Airways ...................................       747,370    3,888,947
  Cable & Wireless ..................................       455,400    2,976,626
  GKN ...............................................       453,665    4,827,433
  GlaxoSmithKline ...................................        89,299    2,422,099
  Great Universal Stores ............................       874,000    7,342,266
  Halifax Group .....................................       552,100    6,262,360
  Lloyds TSB Group ..................................       241,686    2,405,575
  PowerGen ..........................................       391,600    4,019,866
  Rio Tinto .........................................       204,924    4,076,437
 +Uniq ..............................................       434,500    1,270,615
 +Wincanton .........................................       434,500    1,188,988
                                                                    ------------
                                                                      61,412,906
                                                                    ------------
  Total Common Stock
    (cost $187,966,901)                                              199,290,974
                                                                    ------------

                                                          Principal
                                                          Amount
                                                          (US$)
                                                          ---------
  Repurchase Agreements - 0.98%
  With BNP Paribas 4.03% 6/1/01
    (dated 5/31/01, collateralized by
    $384,000 U.S.Treasury Bills due 8/23/01,
    market value $380,639 and $275,000
    U.S. Treasury Notes 6.25% due 8/31/02,
    market value $286,771) ..........................      $652,000      652,000

                                                        Principal
                                                        Amount     Market
Delaware International Value Equity Fund                (US$)      Value (US$)
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
With Chase Manhattan 4.00% 6/1/01
  (dated 5/31/01, collateralized by $671,000
  U.S. Treasury Notes 6.125% due 8/31/02,
  market value $698,641) ............................   $ 681,000  $    681,000
With UBS Warburg 4.03% 6/1/01
  (dated 5/31/01, collateralized by $11,000
  U.S. Treasury Notes 14.25% due 2/15/02,
  market value $12,595 and $384,000
  U.S. Treasury Notes 6.25% due 6/30/02,
  market value $403,221 and $192,000
  U.S. Treasury Notes 13.75% due 8/15/04,
  market value $250,377) ............................     653,000       653,000
                                                                   ------------
Total Repurchase Agreements
   (cost $1,986,000) ................................                 1,986,000
                                                                   ------------
Total Market Value of Securities - 99.74%
  (cost $189,952,901) ...............................               201,276,974
Receivables and Other Assets Net of
  Liabilities - 0.26% ...............................                   518,452
                                                                   ------------
Net Assets Applicable to 15,041,726
  Shares Outstanding - 100.00% ......................              $201,795,426
                                                                  =============

Net Asset Value - Delaware International
  Value Equity Fund Class A
  ($77,505,347 / 5,778,319 Shares) ..................                    $13.41
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class B
  ($32,455,627 / 2,431,034 Shares) ..................                    $13.35
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class C
  ($9,278,552 / 695,703 Shares) .....................                    $13.34
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Institutional Class
 ($82,555,900 / 6,136,670 Shares) ...................                    $13.45
                                                                         ------

--------------------------------------------------------------------------------
Components of Net Assets at May 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par) ...........................   $180,487,928
Undistributed net investment income** ..........................      1,341,681
Accumulated net realized gain
  on investments ...............................................      8,661,448
Net unrealized appreciation of investments
  and foreign currencies .......................................     11,304,369
                                                                   ------------
Total net assets ...............................................   $201,795,426
                                                                   ============
------------------
 +Fully or partially on loan. See Note 7 in "Notes to Financial Statements." *Non-income producing security for the period ended May 31, 2001.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value and Offering Price Per
  Share - Delaware International Value Equity Fund
Net asset value Class A (A) ...............................   $13.41
Sales charge (5.75% of offering price,
  or 6.11% of the amount invested
  per share) (B) ..........................................     0.82
                                                              ------
Offering price ............................................   $14.23
                                                              ======
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities



May 31, 2001 (Unaudited)                          Delaware Emerging Markets Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $16,868,094) ......................   $14,139,246
Cash and foreign currencies ...................................       330,652
Dividends and interest receivable .............................        90,608
Subscriptions receivable ......................................        81,889
Receivable for securities sold ................................        73,249
Other assets ..................................................           937
                                                                  -----------
Total assets ..................................................    14,716,581
                                                                  -----------

Liabilities:
Payable for securities purchased ..............................        63,587
Liquidations payable ..........................................         6,779
Distributions payable .........................................           169
Other accounts payable and accrued expenses ...................        97,424
                                                                  -----------
Total liabilities .............................................       167,959
                                                                  -----------

Total Net Assets ..............................................   $14,548,622
                                                                  ===========
                             See accompanying notes

Statements of Operations

                                                        Delaware          Delaware
                                                        Emerging     International Value
Six Months Ended May 31, 2001 (Unaudited)             Markets Fund       Equity Fund
----------------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................  $  290,817       $  4,036,463
Foreign tax withheld ................................     (16,971)          (438,580)
Interest ............................................      10,703            131,938
                                                       ----------       ------------
                                                          284,549          3,729,821
                                                       ----------       ------------
Expenses:
Management fees .....................................      86,137            878,774
Dividend disbursing and transfer agent fees
  and expenses ......................................      55,406            521,470
Distribution expense ................................      30,819            332,704
Registration fees ...................................       9,779             26,751
Custodian fees ......................................       7,970             46,809
Accounting and administration expenses ..............       2,994             44,947
Amortization of organization expenses ...............       1,825                 --
Reports and statements to shareholders ..............       1,000             40,133
Trustees' fees ......................................         960              4,965
Professional fees ...................................         400             28,364
Taxes (other than taxes on income) ..................          --                 20
Other ...............................................       1,147              7,174
                                                       ----------       ------------
                                                          198,437          1,932,111
Less expenses absorbed or waived ....................     (50,376)                --
Less expenses paid indirectly .......................        (236)            (2,373)
                                                       ----------       ------------
Total expenses ......................................     147,825          1,929,738
                                                       ----------       ------------

Net Investment Income ...............................     136,724          1,800,083
                                                       ----------       ------------

Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies:
Net realized gain (loss) on:
  Investments .......................................  (1,208,189)         9,189,244
  Foreign currencies ................................     (19,588)           146,605
                                                       ----------       ------------
Net realized gain (loss) ............................  (1,227,777)         9,335,849
Net change in unrealized appreciation/depreciation
 of investments and foreign currencies ..............   3,014,681        (11,562,767)
                                                       ----------       ------------

Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies .................   1,786,904         (2,226,918)
                                                       ----------       ------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations ..........................  $1,923,628        $  (426,835)
                                                       ----------       ------------

                             See accompanying notes

Statements of Changes in Net Assets

                                                                       Delaware                 Delaware International
                                                                Emerging Markets Fund              Value Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months        Year        Six Months           Year
                                                                   Ended           Ended          Ended             Ended
                                                                   5/31/01        11/30/00       5/31/01           11/30/00
                                                                 (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .......................................    $   136,724     $  185,406    $  1,800,083      $  2,633,697
Net realized gain (loss) on investments and
  foreign currencies ........................................     (1,227,777)      (628,825)      9,335,849        27,453,632
Net change in unrealized appreciation/depreciation of
  investments and foreign currencies ........................      3,014,681     (2,310,894)    (11,562,767)      (27,053,261)
                                                                ---------------------------    ------------------------------
Net increase (decrease) in net assets resulting
  from operations ...........................................      1,923,628     (2,754,313)       (426,835)        3,034,068
                                                                ---------------------------    ------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A ...................................................        (15,768)      (119,720)     (1,270,910)       (1,382,086)
  Class B ...................................................             --        (32,820)     (1,014,239)         (387,910)
  Class C ...................................................             --        (15,861)       (177,038)         (153,951)
  Institutional Class .......................................        (23,687)       (48,251)        (55,626)       (1,703,355)

Net realized gain on investments:
  Class A ...................................................             --             --     (10,947,511)       (2,022,871)
  Class B ...................................................             --             --      (4,310,680)         (734,747)
  Class C ...................................................             --             --      (1,354,434)         (291,602)
  Institutional Class .......................................             --             --     (11,088,692)       (2,285,334)
                                                                ---------------------------    ------------------------------
                                                                     (39,455)      (216,652)    (30,219,130)       (8,961,856)
                                                                ---------------------------    ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ...................................................      1,103,782      4,114,519      43,387,955       155,854,386
  Class B ...................................................        605,451      1,446,413       3,890,834         7,561,403
  Class C ...................................................        765,985      2,666,750      11,175,858        23,391,889
  Institutional Class .......................................        626,695      1,313,780      33,356,012        55,524,437

Net asset value of shares issued upon reinvestment
  of distributions:
  Class A ...................................................         22,207        115,516      11,152,705         3,201,957
  Class B ...................................................             --         31,671       4,216,586         1,053,722
  Class C ...................................................             --         15,681       1,360,388           430,304
  Institutional Class .......................................         15,768         48,251      12,304,805         3,975,582
                                                                ---------------------------    ------------------------------
                                                                   3,139,888      9,752,581     120,845,143       250,993,680
                                                                ---------------------------    ------------------------------
Cost of shares repurchased:
  Class A ...................................................     (1,100,479)    (4,328,097)    (45,505,269)     (176,498,893)
  Class B ...................................................       (604,169)    (1,765,570)     (3,028,844)      (12,258,230)
  Class C ...................................................     (1,005,530)    (2,470,597)    (11,992,018)      (27,784,652)
  Institutional Class .......................................       (394,261)    (1,429,931)    (67,949,097)      (54,498,953)
                                                                ---------------------------    ------------------------------
                                                                  (3,104,439)    (9,994,195)   (128,475,228)     (271,040,728)
                                                                ---------------------------    ------------------------------
Increase (decrease) in net assets derived
  from capital share transactions ............................        35,449       (241,614)     (7,630,085)      (20,047,048)
                                                                ---------------------------    ------------------------------
Net Increase (Decrease) in Net Assets .......................      1,919,622     (3,212,579)    (38,276,050)      (25,974,836)

Net Assets:
Beginning of period .........................................     12,629,000     15,841,579     240,071,476       266,046,312
                                                                ---------------------------    ------------------------------
End of period ...............................................    $14,548,622    $12,629,000    $201,795,426      $240,071,476
                                                                ---------------------------    ------------------------------

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Emerging Markets Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                   6/10/96(2)
                                                               Ended                       Year Ended                         to
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $6.600      $8.050       $6.530     $10.200       $9.970     $10.000

Income (loss) from investment operations:
  Net investment income(3) ................................     0.079       0.107        0.081       0.129        0.062       0.018
  Net realized and unrealized gain
    (loss) on investments and foreign currencies ..........     0.977      (1.437)       1.509      (3.174)       0.253      (0.048)
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     1.056      (1.330)       1.590      (3.045)       0.315      (0.030)
                                                               --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.026)     (0.120)      (0.070)     (0.020)      (0.010)         --
  Distributions from net realized gain on investments .....        --          --           --      (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------
  Total dividends and distributions .......................    (0.026)     (0.120)      (0.070)     (0.625)      (0.085)         --
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $7.630      $6.600       $8.050      $6.530      $10.200      $9.970
                                                               ====================================================================

Total return(4) ...........................................    15.87%     (16.78%)      24.74%     (31.66%)       3.19%      (0.30%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $7,203      $6,242       $7,815      $5,584       $9,665      $2,518
  Ratio of expenses to average net assets .................     1.95%       1.95%        1.95%       1.96%        2.00%       2.00%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ....     2.68%       2.85%        2.99%       3.91%        3.02%       4.10%
  Ratio of net investment income
    to average net assets .................................     2.19%       1.28%        1.15%       1.58%        0.52%       0.17%
  Ratio of net investment income (loss)
    to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.46%       0.38%        0.11%      (0.37%)      (0.50%)     (1.93%)
  Portfolio turnover ......................................       25%         31%          17%         47%          65%         36%

--------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Emerging Markets Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                   6/10/96(2)
                                                               Ended                       Year Ended                         to
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $6.520      $7.960       $6.440     $10.110       $9.940     $10.000

Income (loss) from investment operations:
  Net investment income (loss)(3) .........................     0.052       0.045        0.029       0.070       (0.020)     (0.051)
  Net realized and unrealized gain
    (loss) on investments and foreign currencies ..........     0.958      (1.415)       1.501      (3.135)       0.265      (0.009)
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     1.010      (1.370)       1.530      (3.065)       0.245      (0.060)
                                                               --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................        --      (0.070)      (0.010)         --           --          --
  Distributions from net realized gain on investments .....        --          --           --      (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------
  Total dividends and distributions .......................        --      (0.070)      (0.010)     (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $7.530      $6.520       $7.960      $6.440      $10.110      $9.940
                                                               ====================================================================

Total return(4) ...........................................    15.49%     (17.44%)      23.81%     (32.11%)       2.48%      (0.60%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $3,123      $2,715       $3,671      $2,528       $3,484        $282
  Ratio of expenses to average net assets .................     2.70%       2.70%        2.70%       2.70%        2.70%       2.70%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ....     3.43%       3.55%        3.69%       4.61%        3.72%       4.80%
  Ratio of net investment income (loss)
    to average net assets .................................     1.44%       0.53%        0.40%       0.84%       (0.18%)     (0.53%)
  Ratio of net investment income (loss)
    to average net assets prior to expense
    limitation and expenses paid indirectly ...............     0.71%      (0.32%)      (0.59%)     (1.07%)      (1.20%)     (2.63%)
  Portfolio turnover ......................................       25%         31%          17%         47%          65%         36%

---------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Emerging Markets Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                   6/10/96(2)
                                                               Ended                       Year Ended                         to
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $6.510      $7.950       $6.430     $10.110       $9.940     $10.000

Income (loss) from investment operations:
  Net investment income (loss)(3) .........................     0.052       0.045        0.029       0.068       (0.019)     (0.051)
  Net realized and unrealized gain
    (loss) on investments and foreign currencies ..........     0.958      (1.415)       1.501      (3.143)       0.264      (0.009)
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     1.010      (1.370)       1.530      (3.075)       0.245      (0.060)
                                                               --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................        --      (0.070)      (0.010)         --           --          --
  Distributions from net realized gain on investments .....        --          --           --      (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------
  Total dividends and distributions .......................        --      (0.070)      (0.010)     (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $7.520      $6.510       $7.950      $6.430      $10.110      $9.940
                                                               ====================================================================

Total return(4) ...........................................    15.52%     (17.46%)      23.85%     (32.21%)       2.48%      (0.60%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $1,400      $1,443       $1,565        $884       $1,519        $199
  Ratio of expenses to average net assets .................     2.70%       2.70%        2.70%       2.70%        2.70%       2.70%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ....     3.43%       3.55%        3.69%       4.61%        3.72%       4.80%
  Ratio of net investment income (loss)
    to average net assets .................................     1.44%       0.53%        0.40%       0.84%       (0.18%)     (0.53%)
  Ratio of net investment income (loss)
    to average net assets prior to expense
    limitation and expenses paid indirectly ...............     0.71%      (0.32%)      (0.59%)     (1.07%)      (1.20%)     (2.63%)
  Portfolio turnover ......................................       25%         31%          17%         47%          65%         36%

-----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Emerging Markets Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                   6/10/96(2)
                                                               Ended                       Year Ended                         to
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................    $6.630      $8.080       $6.550     $10.250       $9.990     $10.000

Income (loss) from investment operations:
  Net investment income(3) ................................     0.088       0.128        0.099       0.151        0.098       0.047
  Net realized and unrealized gain
    (loss) on investments and foreign currencies ..........     0.969      (1.438)       1.521      (3.191)       0.262      (0.057)
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     1.057      (1.310)       1.620      (3.040)       0.360      (0.010)
                                                               --------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.047)     (0.140)      (0.090)     (0.055)      (0.025)         --
  Distributions from net realized gain on investments .....        --          --           --      (0.605)      (0.075)         --
                                                               --------------------------------------------------------------------
  Total dividends and distributions .......................    (0.047)     (0.140)      (0.090)     (0.660)      (0.100)         --
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $7.640      $6.630       $8.080      $6.550      $10.250      $9.990
                                                               ====================================================================

Total return(4) ...........................................    16.03%     (16.65%)      25.24%     (31.55%)       3.64%      (0.10%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,823      $2,229       $2,791      $1,117       $1,916      $3,717
  Ratio of expenses to average net assets .................     1.70%       1.70%        1.70%       1.70%        1.70%       1.70%
  Ratio of expenses to average net assets prior
    to expense limitation and expenses paid indirectly ....     2.43%       2.55%        2.69%       3.61%        2.72%       3.80%
  Ratio of net investment income
    to average net assets .................................     2.44%       1.53%        1.40%       1.84%        0.82%       0.47%
  Ratio of net investment income (loss)
    to average net assets prior to expense
    limitation and expenses paid indirectly ...............     1.71%       0.68%        0.41%      (0.07%)      (0.20%)     (1.63%)
  Portfolio turnover ......................................       25%         31%          17%         47%          65%         36%

---------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware International Value Equity Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................    $15.690     $16.150      $15.330     $14.650      $14.640     $12.190

Income (loss) from investment operations:
  Net investment income(2) ...............................      0.123       0.162        0.174       0.273        0.220       0.490
  Net realized and unrealized gain
    (loss) on investments and foreign currencies .........     (0.115)     (0.080)       0.881       0.957        0.245       2.385
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................      0.008       0.082        1.055       1.230        0.465       2.875
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.194)     (0.220)      (0.235)     (0.395)      (0.435)     (0.280)
  Distributions from net realized gain on investments ....     (2.094)     (0.322)          --      (0.155)      (0.020)     (0.145)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (2.288)     (0.542)      (0.235)     (0.550)      (0.455)     (0.425)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $13.410     $15.690      $16.150     $15.330      $14.650     $14.640
                                                              =====================================================================

Total return(3) ..........................................     (0.54%)      0.38%        6.97%       8.75%        3.27%      24.22%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................    $77,505     $80,652      $99,671    $122,609     $112,425     $89,177
  Ratio of expenses to average net assets ................      1.85%       1.89%        1.86%       1.70%        1.70%       1.85%
  Ratio of expenses to average net assets prior
    to expenses paid indirectly ..........................      1.85%       1.89%        1.86%       1.70%        1.71%       1.95%
  Ratio of net investment income
    to average net assets ................................      1.77%       1.02%        1.10%       1.80%        1.46%       3.70%
  Ratio of net investment income
    to average net assets prior
    to expenses paid indirectly ..........................      1.77%       1.02%        1.10%       1.80%        1.45%       3.60%
  Portfolio turnover .....................................        12%         10%           3%          5%           8%          9%

---------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return for the years ended November 30, 1996 and 1997 reflects a voluntary waiver and payment of fees by the manager.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware International Value Equity Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period ......................   $15.570     $16.090      $15.280     $14.560      $14.560     $12.130

Income (loss) from investment operations:
  Net investment income(2) ................................     0.074       0.051        0.063       0.168        0.114       0.398
  Net realized and unrealized gain
    (loss) on investments and foreign currencies ..........    (0.114)     (0.079)       0.877       0.962        0.246       2.377
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................    (0.040)     (0.028)       0.940       1.130        0.360       2.775
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.086)     (0.170)      (0.130)     (0.255)      (0.340)     (0.200)
  Distributions from net realized gain on investments .....    (2.094)     (0.322)          --      (0.155)      (0.020)     (0.145)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (2.180)     (0.492)      (0.130)     (0.410)      (0.360)     (0.345)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $13.350     $15.570      $16.090     $15.280      $14.560     $14.560
                                                              =====================================================================

Total return(3) ...........................................    (0.87%)     (0.31%)       6.21%       8.03%        2.54%      23.38%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $32,456     $32,178      $36,997     $37,775      $31,914     $10,878
  Ratio of expenses to average net assets .................     2.55%       2.59%        2.56%       2.40%        2.40%       2.55%
  Ratio of expenses to average net assets prior
    to expenses paid indirectly ...........................     2.55%       2.59%        2.56%       2.40%        2.41%       2.65%
  Ratio of net investment income
    to average net assets .................................     1.07%       0.32%        0.40%       1.10%        0.76%       3.00%
  Ratio of net investment income
    to average net assets prior
    to expenses paid indirectly ...........................     1.07%       0.32%        0.40%       1.10%        0.75%       2.90%
  Portfolio turnover ......................................       12%         10%           3%          5%           8%          9%

-----------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return for the years ended November 30, 1996 and 1997 reflects a voluntary waiver and payment of fees by the manager.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware International Value Equity Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................    $15.560     $16.070      $15.260     $14.540      $14.540     $12.190

Income (loss) from investment operations:
  Net investment income(2) ...............................      0.074       0.051        0.063       0.167        0.114       0.400
  Net realized and unrealized gain
    (loss) on investments and foreign currencies .........     (0.114)     (0.069)       0.877       0.963        0.246       2.375
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................     (0.040)     (0.018)       0.940       1.130        0.360       2.775
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.086)     (0.170)      (0.130)     (0.255)      (0.340)     (0.280)
  Distributions from net realized gain on investments ....     (2.094)     (0.322)          --      (0.155)      (0.020)     (0.145)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (2.180)     (0.492)      (0.130)     (0.410)      (0.360)     (0.425)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $13.340     $15.560      $16.070     $15.260      $14.540     $14.540
                                                              =====================================================================

Total return(3) ..........................................     (0.86%)     (0.25%)       6.22%       8.04%        2.54%      23.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $9,278     $10,202      $14,369     $14,076      $11,811      $1,909
  Ratio of expenses to average net assets ................      2.55%       2.59%        2.56%       2.40%        2.40%       2.55%
  Ratio of expenses to average net assets prior
    to expenses paid indirectly ..........................      2.55%       2.59%        2.56%       2.40%        2.41%       2.65%
  Ratio of net investment income
    to average net assets ................................      1.07%       0.32%        0.40%       1.10%        0.76%       3.00%
  Ratio of net investment income
    to average net assets prior
    to expenses paid indirectly ..........................      1.07%       0.32%        0.40%       1.10%        0.75%       2.90%
  Portfolio turnover .....................................        12%         10%           3%          5%           8%          9%

---------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return for the years ended November 30, 1996 and 1997 reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                            Delaware International Value Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             5/31/01(1)  11/30/00     11/30/99    11/30/98     11/30/97    11/30/96
                                                             (Unaudited)
Net asset value, beginning of period .....................    $15.760     $16.190      $15.370     $14.720      $14.710     $12.240

Income (loss) from investment operations:
  Net investment income(2) ...............................      0.144       0.210        0.222       0.318        0.267       0.530
  Net realized and unrealized gain
    on investments and foreign currencies ................     (0.120)     (0.078)       0.880       0.962        0.238       2.405
                                                              ---------------------------------------------------------------------
  Total from investment operations .......................      0.024       0.132        1.102       1.280        0.505       2.935
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................     (0.240)     (0.240)      (0.282)     (0.475)      (0.475)     (0.320)
  Distributions from net realized gain on investments ....     (2.094)     (0.322)          --      (0.155)      (0.020)     (0.145)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ......................     (2.334)     (0.562)      (0.282)     (0.630)      (0.495)     (0.465)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ...........................    $13.450     $15.760      $16.190     $15.370      $14.720     $14.710
                                                              =====================================================================

Total return(3) ..........................................     (0.44%)      0.70%        7.26%       9.10%        3.55%      24.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................    $82,556    $117,039     $115,009    $164,823      $71,177     $34,194
  Ratio of expenses to average net assets ................      1.55%       1.59%        1.56%       1.40%        1.40%       1.55%
  Ratio of expenses to average net assets prior
    to expenses paid indirectly ..........................      1.55%       1.59%        1.56%       1.40%        1.41%       1.65%
  Ratio of net investment income
    to average net assets ................................      2.07%       1.32%        1.40%       2.10%        1.76%       4.00%
  Ratio of net investment income
    to average net assets prior
    to expenses paid indirectly ..........................      2.07%       1.32%        1.40%       2.10%        1.75%       3.90%
  Portfolio turnover .....................................        12%         10%           3%          5%           8%          9%

------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return for the years ended November 30, 1996 and 1997 reflects a voluntary waiver and payment of fees by the manager.


                             See accompanying notes

Notes to Financial Statements

May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Emerging Markets Fund, Delaware Global Bond Fund, Delaware Global Equity Fund, Delaware International Small Cap Value Fund (formerly Delaware International Small Cap Fund), and Delaware International Value Equity Fund (formerly Delaware International Equity
Fund). These financial statements and the related notes pertain to Delaware Emerging Markets Fund and Delaware International Value Equity Fund (the "Fund" or, collectively, the "Funds"). The Trust is an open-end investment company. Delaware Emerging Markets Fund is considered non-diversified and Delaware International Value Equity Fund is considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify, for federal income tax purposes, as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the six months ended May 31, 2001 were as follows:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
Commission reimbursements ........................      $158          $2,373
Earnings credits .................................        78              --

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
On the first $500 million ........................      1.25%         0.85%
On the next $500 million .........................      1.20%         0.80%
On the next $1.5 billion .........................      1.15%         0.75%
In excess of $2.5 billion ........................      1.10%         0.70%

DIAL has elected to waive that portion, if any, of its management fee and reimburse Delaware Emerging Markets Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.70% of average daily net assets of the Fund through January 31, 2002.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of Delaware Management Company (DMC) and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C

--------------------------------------------------------------------------------
shares. DDLP has elected to waive its fees through January 31, 2002, in order to prevent distribution fees of Delaware Emerging Markets Fund Class A shares from exceeding 0.25% of the average daily net assets. No distribution expenses are paid by Institutional Class shares.

At May 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
Investment management fee
  payable to DIAL ................................     $15,089       $149,163
Dividend disbursing, transfer agent
  fees, accounting and other
  expenses payable to DSC ........................      10,755         77,856
Other expenses payable to
  DMC and affiliates .............................         399         12,242

For the period ended May 31, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
                                                       $1,652       $10,982

Certain officers of DIAL, DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the six months ended May 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
Purchases ........................................   $1,678,621    $12,597,686
Sales ............................................    2,534,317     44,951,129

--------------------------------------------------------------------------------
3. Investments (continued)
At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001 the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                                      Delaware      Delaware
                                                      Emerging    International
                                                       Markets    Value Equity
                                                        Fund          Fund
                                                      --------    -------------
Cost of investments ..............................  $16,868,094   $189,952,901
                                                    -----------   ------------
Aggregate unrealized appreciation ................  $ 1,449,329   $ 35,161,688
Aggregate unrealized depreciation ................   (4,178,177)   (23,837,615)
                                                    -----------   ------------
Net unrealized appreciation
  (depreciation) .................................  $(2,728,848)  $ 11,324,073
                                                    -----------   ------------

For federal income tax purposes, Delaware Emerging Markets Fund had accumulated capital losses as of May 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

Year of expiration 2006 ..........................            $1,188,491
Year of expiration 2007 ..........................               829,325
Year of expiration 2008 ..........................               595,273
                                                              ----------
Total ............................................            $2,613,089
                                                              ----------


--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                       Delaware              Delaware
                                       Emerging            International
                                        Markets            Value Equity
                                         Fund                  Fund
                                       --------            -------------
                               Six Months      Year     Six Months    Year
                                  Ended       Ended       Ended       Ended
                                 5/31/01    11/30/00     5/31/01     11/30/00
Shares sold:
  Class A ...................    150,368     489,567    3,092,543    9,742,562
  Class B ...................     82,681     162,080      280,980      475,420
  Class C ...................    106,163     297,989      811,821    1,466,839
  Institutional Class .......     85,155     149,884    2,387,484    3,495,531

Shares issued upon
  reinvestment of
  distributions:
  Class A ...................      3,266      13,023      797,761      196,319
  Class B ...................         --       3,594      302,047       64,725
  Class C ...................         --       1,780       97,589       26,448
  Institutional Class .......      2,319       5,434      878,287      243,453
                                --------   ---------    ---------   ----------
                                 429,952   1,123,351    8,648,512   15,711,297
                                --------   ---------    ---------   ----------

Shares repurchased:
  Class A ...................   (154,221)   (528,356)  (3,250,828) (10,970,746)
  Class B ...................    (84,351)   (210,461)    (218,377)    (773,434)
  Class C ...................   (141,553)   (274,923)    (869,544)  (1,731,418)
  Institutional Class .......    (54,213)   (164,569)  (4,555,764)  (3,416,659)
                                --------   ---------    ---------   ----------
                                (434,338) (1,178,309)  (8,894,513) (16,892,257)
                                --------   ---------    ---------   ----------

Net increase
  (decrease) ................     (4,386)    (54,958)    (246,001)  (1,180,960)
                                ========   =========    =========   ==========

5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of May 31, 2001, or at any time during the period.

--------------------------------------------------------------------------------
6. Foreign Exchange Contracts
In the event the Funds enter into forward foreign currency exchange contracts they will generally do so as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at May 31, 2001.

7. Securities Lending
The Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral equal to at least 100% of the market value of securities issued in the United States and 105% of the market value of securities issued outside of the United States. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at May 31, 2001, were $44,932,573 and $48,779,514, respectively. For the period ended May 31, 2001, net income from securities lending was $54,773 and is included in interest income on the Statement of Operations.

8. Credit and Market Risks
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Delaware International Value Equity Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware Emerging Markets Fund may invest up to 15% in such securities. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                    International and Global          Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund          o  National High-Yield
       Fund                             o  Overseas Equity Fund+              Municipal Bond Fund
   o  American Services Fund            o  New Pacific Fund+              o  Tax-Free USA Fund
   o  Select Growth Fund                o  International Value            o  Tax-Free Insured Fund
   o  Trend Fund                            Equity Fund***                o  Tax-Free USA
   o  Growth Opportunities Fund                                               Intermediate Fund
   o  Small Cap Value Fund           Current Income                       o  State Tax-Free Funds*
   o  U.S. Growth Fund                  o  Delchester Fund
   o  Tax-Efficient Equity Fund+        o  High-Yield                  Stability of Principal
   o  Social Awareness Fund                 Opportunities Fund            o  Cash Reserve Fund
   o  Core Equity Fund**                o  Strategic Income Fund          o  Tax-Free Money Fund
                                        o  Corporate Bond Fund
Total Return                            o  Extended Duration           Asset Allocation
   o  Blue Chip Fund+                       Bond Fund                     o  Foundation Funds
   o  Devon Fund                        o  American Government                Growth Portfolio
   o  Growth and Income Fund                Bond Fund                         Balanced Portfolio
   o  Decatur Equity                    o  U.S. Government                    Income Portfolio
       Income Fund                          Securities Fund+
   o  REIT Fund                         o  Limited-Term
   o  Balanced Fund                         Government Fund

  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

Delaware                                      For Shareholders
Investments(SM)                               800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)        For Securities Dealers
                                              800 362-7500

                                              For Financial Institutions
                                              Representatives Only
                                              800 659-2265

                                              www.delawareinvestments.com


This semi-annual report is for the information of Delaware Emerging Markets Fund and Delaware International Value Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Emerging Markets Fund and Delaware International Value Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          Thomas F. Madison                          Investment Manager
                                           President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                         Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                  International Affiliate
Philadelphia, PA                           Janet L. Yeomans                           Delaware International Advisers Ltd.
                                           Vice President and Treasurer               London, England
Walter P. Babich                           3M Corporation
Board Chairman                             St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                            Delaware Distributors, L.P.
King of Prussia, PA                                                                   Philadelphia, PA

David K. Downes                            AFFILIATED OFFICERS                        Shareholder Servicing, Dividend
President and Chief Executive Officer                                                 Disbursing and Transfer Agent
Delaware Investments Family of Funds       William E. Dodge                           Delaware Service Company, Inc.
Philadelphia, PA                           Executive Vice President and               Philadelphia, PA
                                           Chief Investment Officer, Equity
John H. Durham                             Delaware Investments Family of Funds       2005 Market Street
Private Investor                           Philadelphia, PA                           Philadelphia, PA 19103-7057
Horsham, PA
                                           Jude T. Driscoll
John A. Fry                                Executive Vice President and
Executive Vice President                   Head of Fixed Income
University of Pennsylvania                 Delaware Investments Family of Funds
Philadelphia, PA                           Philadelphia, PA

Anthony D. Knerr                           Richard J. Flannery
Consultant                                 President and Chief Executive Officer
Anthony Knerr & Associates                 Delaware Distributors, L.P.
New York, NY                               Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(4799)                                                       Printed in the USA
SA-034 [5/01] CG 7/01                                                     J7228